UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

                          Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[  ] Preliminary Proxy Statement.
[  ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ] Definitive Additional Materials.
[  ] Soliciting Material Pursuant to  240.14a-12

                               PureSpectrum, Inc.
                               ------------------
                (Name of Registrant as Specified In Its Charter)
                                      N/A
                                      ---
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title  of  each  class  of  securities  to  which transaction applies:
     2)   Aggregate  number  of  securities  to  which  transaction applies: N/A
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed  maximum  aggregate  value  of  transaction:
     5)   Total  fee  paid:
     [ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount  Previously  Paid:
     2)   Form,  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:

                               PURESPECTRUM, INC.
                                (the "Company")
                              340 Eisenhower Drive
                            Building 600, Suite 610
                               Savannah, GA 31401
               NOTICE OF THE 2010 ANNUAL MEETING OF STOCKHOLDERS
               -------------------------------------------------
                              DATE:     June 8, 2010
                              TIME:     10:00 a.m.
                             PLACE:     Ralph Mark Gilbert Civil Rights Museum
                                        460 Martin Luther King Jr. Blvd.
                                        Savannah, Georgia 31401

Dear  Stockholders:

     At the Company's 2010 Annual Stockholders Meeting (the "Annual Meeting"), we will ask you to:

     (1) Elect directors, in the number and for the terms described in the Proxy Statement;

     (2)  Ratify  the  selection  of  Pender  Newkirk & Company LLP, CPAs as the
          Company's independent registered public accounting firm for fiscal year 2010; and

     (3) Transact any other business, including stockholder proposals, that may properly come before the Annual Meeting.

     If you were a stockholder of record at the close of business on April 30, 2010, you may vote at the Annual Meeting. In addition to the proxy statement and the proxy card with voting instructions, a copy of the Company's annual report on Form 10-K, which is not part of the proxy soliciting material, is enclosed.

     It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend, please sign, date and return the enclosed proxy card promptly in the accompanying postage-paid envelope. You may revoke any proxy in the manner described in the Proxy Statement at any time prior to its exercise at the Annual Meeting. If you attend the Annual Meeting and prefer to vote in person, you may do so.

May  3,  2010
                                   By  Order  of  the  Board  of  Directors,

                                   /S/ Lee L. Vanatta
                                   ----------------------------------------
                                   Lee L. Vanatta
                                   President and Chief Executive Officer

                               PURESPECTRUM, INC.
                                (the "Company")
                              340 Eisenhower Drive
                            Building 600, Suite 610
                               Savannah, GA 31401

                            PROXY STATEMENT FOR THE
                      2010 ANNUAL MEETING OF STOCKHOLDERS

                To Be Held June 8, 2010 Beginning at 10:00 a.m.

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why  did  you  send  me  this  proxy  statement?

     We sent you this proxy statement and the enclosed proxy card because the Board of Directors of PureSpectrum, Inc., a Delaware corporation (the "Company"), is soliciting your proxy to vote at the Annual Meeting of the Company's stockholders on June 8, 2010, beginning at 10:00 a.m. (the "Annual Meeting"). The Annual Meeting will be held at the Ralph Mark Gilbert Civil Rights Museum, 460 Martin Luther King Jr. Blvd., Savannah, GA 31401. This proxy statement summarizes the information that you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on May 7, 2010, to all stockholders entitled to vote. Copies of the Notice of Annual Meeting, proxy statement and annual report are also available on the Company's website at http//www.purespectrumlighting.com. Only stockholders who owned the Company's common stock at the close of business on April 30, 2010 (the "Record Date") are entitled to vote. On the Record Date there were 298,730,682 shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") outstanding held by 100 stockholders of record. The Common Stock is the Company's only class of voting stock.

How  many  votes  do  I  have?

     Each share of the Common Stock that you own entitles you to one vote. The enclosed proxy card indicates the number of shares of the Common Stock that you own.

How  do  I  vote  by  proxy?

     Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and return the enclosed proxy card and return it to us promptly in the accompanying envelope. Returning the proxy card will not affect your right to attend and vote at the Annual Meeting.

     If you properly complete and sign the proxy card and send it to us in advance of the Annual Meeting, your Proxy (the individual named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your Proxy will vote your shares as recommended by the Board as follows:

     (1)  "FOR"  the  election  of  all  seven  (7)  nominees  for  director;

     (2) "FOR" the ratification of the selection of Pender Newkirk and Company LLP, CPAs, as the Company's independent auditors for fiscal year 2010; and

     (3) "FOR" or "AGAINST," in the Proxy's discretion, with respect to any other business which may properly come before the Annual Meeting.

May  I  revoke  my  proxy?

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any of three ways:

     - You may send in another proxy with a later date, assuming that it is actually received in advance of the Annual Meeting.

     - You may notify the Company's Secretary in writing before the Annual Meeting that you have revoked your proxy.

     -    You  may  vote  in  person  at  the  Annual  Meeting.

How  do  I  vote  in  person?

     If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter or proxy from the nominee indicating that you are the beneficial owner of the shares on the Record Date in order for you to be able to vote at the meeting.

What  constitutes  a  quorum and what vote is required to approve each proposal?

     The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are treated as present and are, therefore, counted to determine a quorum. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy have the power to adjourn the meeting from time to time, without notice or other announcement, until a quorum is present or represented. It is the intention of your Proxy to vote the shares represented by the proxies held by him for such an adjournment. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

     Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for the election of directors. That is, the nominees receiving the greatest number of votes will be elected. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve all other business that may properly come before the meeting or any adjournment thereof.

     Abstentions may be specified on all proposals except the election of directors. Abstentions, with respect to any proposal, other than the election of directors, will have the same effect as a vote against such proposal. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect of votes against the nominee. Broker non-votes, if any, will not affect the outcome of the election of directors or the vote on any other proposal.

Is  voting  confidential?

     We keep all the proxies, ballots and voting tabulations private as a matter of practice. We let only the Company's Inspector of Elections examine these documents. We will not disclose your vote to management unless it is necessary to comply with legal requirements. We will, however, forward to management any written comments that you make,on the proxy card or elsewhere.

What  are  the  costs  of  soliciting  these  proxies?

     The Company will pay all the costs of soliciting these proxies, estimated at $7,500. In addition to mailing proxy-soliciting material, the Company's directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for expenses.

                           GOVERNANCE OF THE COMPANY

The  Board  of  Directors  and  Committees

     The Company's Board of Directors oversees the business and affairs of the Company and monitors the performance of its management. In accordance with corporate governance principles, the Board does not involve itself in the day-to-day operations of the Company. The directors keep themselves informed through discussions with key executives and the Company's principle external advisers, including legal counsel and outside auditors, by reading reports and other materials that the Company's management sends to them and by participating in Board and committee meetings.

     The Board of Directors of the Company held two (2) meetings during the year ended December 31, 2009. Each director attended at least 75% of the aggregate of such meetings. Directors are encouraged to attend the annual meeting of stockholders. Bill G. Garlen, Robert E. James II, Peter W. Krull and Frank A. Slotin were and are "independent" as defined in the listing standards of the NASDAQ Global Market ("NASDAQ").

     The Board of Directors has a standing Audit Committee composed of Messrs. Garlen, James, Krull and Slotin. Mr. Slotin presides as chairman of the Audit Committee.

     The Company does not have a standing nominating committee or a standing compensation committee. With respect to a nominating committee, the entire Board of Directors, a majority of which constituted independent directors, has participated in the consideration of director nominees.

     If the Board identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, the Board considers candidates from a variety of sources. The process followed by the Board to identify and evaluate candidates includes (a) meetings to evaluate biographical information and background material relating to candidates and (b) interviews of selected candidates by members of the Board. Recommendations by the Board of candidates for inclusion in the Board's slate of nominees are based upon criteria such as business experience and skills, independence, distinction in their activities, judgment, integrity, the ability to commit sufficient time and attention to the Board's activities and the absence of potential conflicts with the Company's interests. The Board also considers any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of management and independent directors, the need for audit committee expertise and the evaluation of all prospective nominees.

     The Board of Directors will consider all candidates recommended by a stockholder (or group of stockholders) who owns at least 5% of the outstanding shares of Common Stock and who has held such shares for at least one year as of the date of the recommendation. A stockholder (or stockholders) meeting these requirements is known as an "Eligible Stockholder." The Board may also, in its discretion, consider candidates recommended by a stockholder owning less than 5% of the outstanding shares of Common Stock. A stockholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at the Company's principal executive offices as shown on the notice for this meeting not less than 120 calendar days prior to the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders:

     - A recommendation that identifies the candidate and provides contact information for such candidate;

     - The written consent of the candidate to serve as a director of the Company, if elected; and

     - Documentation establishing that the stockholder making the recommendation is an Eligible Stockholder.

     Upon timely receipt of the required documents, the Secretary will determine if the stockholder submitting the recommendation is an Eligible Stockholder based on such documents. If the stockholder is not an Eligible Stockholder, the Board may, but is not obligated to, evaluate the candidate and consider such candidate for nomination to the Board. If the candidate is to be evaluated by the Board, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate's interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for background check from the candidate. Such documents must be received from the candidate before the first day of February preceding the annual meeting of stockholders.

     With respect to the compensation committee, independent directors, to the exclusion of the President and CEO or any other executive officer, have participated in setting the compensation for the Company's three executive officers. In each case, the executive's compensation has been fixed on an annual basis in the executive's employment agreement, where the bonus is within the discretion of the Board of Directors and any equity-based compensation occurs sporadically rather than on an annual basis. In other words, thus far the structure of our executive compensation has been fairly simple. For this reason, it has been the view of the Board of Directors that, while a standing compensation committee should be established in the very near future, no standing compensation committee was appropriate for the Company during the six-month period since the Company's combination with PureSpectrum, Inc. a Nevada corporation ("PSPM"), in November 2009.

Compensation of Directors

     Each independent director is entitled to receive $2,500 for each calendar quarter that he or she served on the Board of Directors of the Company, as well as $750 for each committee meeting attended by the director. Upon initial election, each independent director is also entitled to be granted stock options in an amount equal in value to $20,000 based on current market price of the Company's common stock with an exercise price equal or above the current price of the Company's common stock.

Communications  to  the  Board  of  Directors

     Stockholders and other interested parties are encouraged to communicate directly with the Chairman of the Audit Committee by writing to him at the Company's address. Each letter sent in accordance with the above instructions will be automatically sent to all of the independent directors. The Company generally will not forward to the directors a stockholder communication that it determines to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about the Company.

Audit  Committee

     The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit Committee's role includes overseeing the work of the Company's internal accounting and auditing processes and discussing with management the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The functions of the Audit Committee are focused on three areas:

     - the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements;

     - the independence and performance of the Company's independent auditors; and

     -    the  Company's  compliance  with  legal  and  regulatory  requirements

     The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent auditor engaged to prepare or issue audit reports on the financial statements of the Company. The Audit Committee periodically reviews the independent auditor's performance, fees and independence from management.

     The Directors who serve on the Audit Committee are all "Independent" as defined in the standards of NASDAQ. That is, the Board of Directors has determined that no Audit Committee member has a relationship to the Company that may interfere with his or her independence from the Company and its management.

     The Audit Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. The
Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit and Compliance Committee. In addition, the Board has determined that Frank A. Slotin is an "Audit Committee financial expert" as defined by Securities and Exchange Commission ("SEC") rules. The Board has adopted and annually reviews a written charter setting out the functions the Audit Committee is to perform. The current copy of the charter is attached to this Proxy Statement and is available on the Company's website at http://www.purespectrumlighting.com.

     Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly represent the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America, and discuss with us any issues they believe should be raised with us. We monitor these processes, relying without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

     This year, we reviewed the Company's audited financial statements as of and for the fiscal year ended December 31, 2009, and met with both management and Pender Newkirk & Company, LLP, CPAs, the Company's independent auditors ("PNC"), to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

     We have received from and discussed with PNC the written disclosure and the letter required by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") regarding PNCs' communications with the Audit and Compliance Committee concerning independence and have discussed with PNC its independence. We also discussed with PNC the matters required to be discussed by the statement on Auditing Standards No. 61, as adopted by the PCAOB in Rule 3200T.

     Based on these reviews and discussions, we recommended to the Board of Directors that the Company's audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2009, to be filed with the SEC. We have also selected PNC, as the Company independent auditor for fiscal year 2010.

Frank A. Slotin, Chairman
Bill G. Garlen
Robert E. James II
Peter W. Krull

ITEM 1. - ELECTION OF DIRECTORS

General  Information

     The Company's Board of Directors is composed of seven members. Directors are elected by the plurality of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting; that is, the nominees receiving the largest number of votes will be elected. Under both the Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, vacancies occurring on the Board of Directors between Annual Meetings may be filled by the vote of a majority of the directors then in office to serve for the unexpired term of the director whose vacancy is being filled.

     Each proxy that a stockholder executes and returns will be voted according to its terms. If a proxy does not otherwise specify, it will be voted for the election of the nominees named below. Management of the Company has received the consent of the nominees named in this Proxy Statement and their agreement to serve as directors if elected.

Information Concerning Current Directors, Executive Officers and Nominees for Director.

     The biography of each nominated director of the Company follows. All seven directors will be elected to serve a one-year term to expire at the Company's annual meeting in 2011. Except as otherwise indicated, each nominee has been or was engaged in his/her present or last principal occupation, in the same or a similar position, for more than five years.


Lee L. Vanatta         52     Mr. Vanatta has served as the President, CEO and a
                              Director of the Company since June 3, 2009. He has served as President, CEO and a director of PSPM since June 2006 and, during 2006, as the Managing
                              Director of PureSpectrum, LLC, PSPM's predecessor in interest. During 2003 - 2005, he served as President and co-founder of PanaSteel, LLC, a Savannah-based company engaged in the manufacturing of pre-engineered, cold-formed panelized steel forming systems for the commercial and residential building industries. During 2001 -
                              2002, he served as President of TransWorld
                              Lighting, Inc. a Savannah-based producer of high efficiency lighting products.

David Michael Conner   41     Mr. Conner has served as a Director of the Company
                              since November 6, 2009, and as a Director of PSPM since July 2008. He is the principal of The Conner
                              Group, P.C., a Savannah-based law firm. Mr. Conner has a broad-ranging litigation and business development legal practice, with a concentration on complex commercial matters, torts, business organization and formation, corporate law and governance and securities regulation and litigation. He serves as general counsel to and ex officio member of the Boards of Directors of several companies, including Reliance Sleep
                              Centers of America, Inc., which owns and operates sleep disorder diagnostic centers throughout the southeastern United States; Health Care Principals
                              Group, Inc., which provides home health services with significant operations in both Georgia and South Carolina; Southern Media Associates, Inc., which owns and operates a variety of different media outlets in the southeastern United States, including multiple television stations; and Thakur
                              Hospitality Inc., which owns or manages hotel and motel properties in the United States. Mr. Conner previously practiced law at Bouhan Williams &
                              Levy, LLP, in Savannah, Georgia, for sixteen years, where Mr. Conner was a partner. Mr. Conner received his BBA degree in accounting in 1997 and his JD degree in 1999, both from the University of Georgia.

Bill G. Garlen         64    Mr. Garlen has served as a Director of the Company
                             since November 6, 2009. Since 1995, he has served as the principal shareholder, President and CEO of Southern Media Associates, Inc., a Jesup, Georgia-based owner of My South Television Network, a privately-held media company operating several television stations with a broadcast base of over two million viewers. Mr. Garlen serves on the Board of Directors of Federal Bureau of Prisons, Jesup,
                             Georgia, and the Community Broadcasters
                             Association. Mr. Garlen received his BA in Business
                             Administration from Northwood University, Midland,
                             Michigan. Mr. Garlen serves on the Audit Committee.

Robert E. James II     40    Mr. James has served as a Director of the Company
                             since November 6, 2009, and as a director of PSPM since April 2009. He has served as President of Coastal Legacy Group, LLC, a Savannah, Georgia-based real estate development firm since 2004.
                             During 2000 - 2004, Mr. James served as general counsel of Diversiplex, Inc., an Atlanta-based management consulting firm and, during 1995 - 2000 he was an attorney with Troutman Sanders, LLP in Atlanta. He received his BA degree (magna cum laude) from Howard University and a JD degree from Harvard Law School. Mr. James serves on the Audit
                             Committee.

Peter W. Krull         40    Mr. Krull has served as a Director of the Company
                             since March 24, 2010. He has served as the President of Krull & Company, a member of the Minerva Planning Group, a Registered Investment
                             Advisor, a Darien, Georgia-based financial advisory company, since 2004. Before founding Krull &
                             Company, Mr. Krull worked as an investment counselor and financial advisor for BB&T
                             Investments and Merrill Lynch & Co., Inc. Krull &
                             Company specializes in providing socially responsible and environmentally sustainable financial services. He has been a writer and frequent speaker on the subject of socially and environmentally responsible investment strategies.
                             He serves on the Board of Trustees of the Science
                             Museum of West Virginia and is active with the Sierra Club, Altamaha Riverkeeper and the Friends of the UGA Marine Institute. Mr. Krull serves on the Company's Audit Committee.

William R. Norton         66    Mr. Norton has served as Executive Vice
                                President, Secretary and Director of the Company since November 6, 2009, and as PSPM's Executive
                                Vice President since July 1, 2009, as its Vice
                                President during June 2006 - July 1, 2009, as its Secretary and a Director since June 2008.
                                During 2004 - 2006, he was an independent consultant, advising companies on corporate organizational matters. During 2003 - 2004, Mr.
                                Norton served as Vice President and Secretary of TransWorld Lighting, Inc. During 1997-1999, he was a member of the corporate acquisitions department of Brown, Gibbons and Lang, a Cleveland, Ohio-based investment banking firm.
                                Mr. Norton served as a member of the law department of Reliance Electric Company of Cleveland, Ohio, from 1976 through 1990 and as its Vice President and General Counsel from 1990 through 1996. He served on Reliance Electric's
                                Management Committee from 1990 through 1996. Mr.
                                Norton received his B.A. in History and
                                Political Science from Hiram College and his
                                J.D. from Case-Western Reserve University School of Law.

Frank A. Slotin           46    Mr. Slotin has served as a Director of the
                                Company since March 31, 2010. He has served as the Managing Partner of Karp, Ronning & Tindol,
                                PC, a Savannah-based public accounting firm since 2009. Mr. Slotin has been a practicing certified public accountant since 1991. He is a member of the Savannah Estate Planning Council, the American Institute of Certified Public
                                Accountants (AICPA), the Georgia Society of
                                Certified Public Accountants and the Senior
                                Partner Network of Accounting Firms. Mr. Slotin serves as the chairman of the Audit Committee and serves as the "audit committee financial expert."

Executive  Officers  and  Employment  Agreements

     Lee L. Vanatta. Effective November 3, 2009, the Company assumed PSPM's obligations under a five-year employment agreement, entered into by PSPM on October 1, 2008, with Mr. Vanatta to serve as its President and CEO. Under the agreement, he is entitled to an annual base salary of $275,000, four weeks paid vacation and participation in all employee pension and welfare benefit plans offered by the Company. Mr. Vanatta's employment may be terminated by the Company for cause, i.e. (a) in the event of willful misconduct in the performance of his duties or conviction of a crime involving moral turpitude,
(b) upon ninety days notice if he is prevented from discharging his duties due to illness, accident or other disability for one or more periods totaling three months during any consecutive twelve month period or (c) upon not less than thirty days notice in the event of his material breach of the terms of the agreement. The agreement prohibits Mr. Vanatta from competing with the Company for two years after termination of the agreement. The agreement was amended, effective August 1, 2009, whereby Mr. Vanatta's base salary was reduced to $217,000 per year.

     William R. Norton. Effective November 3, 2009, the Company assumed PSPM's obligations under a five-year employment agreement, entered into by PSPM on October 1, 2008, with Mr. Norton to serve as its Executive Vice President and Secretary. Under the agreement, he is entitled to an annual base salary of $225,000, four weeks paid vacation and participation in all employee pension and welfare benefit plans offered by the Company. The agreement was amended, effective August 1, 2009, whereby Mr. Norton's base salary was reduced to $185,000. In all other respects, Mr. Norton's employment agreement is identical to Mr. Vanatta's.

     Susan W. Norton. Effective November 3, 2009, the Company assumed PSPM's obligations under a five-year employment agreement, entered into by PSPM on July 1, 2009, with Mrs. Norton to serve as its Director of Finance/Controller. Under the agreement, she is entitled to an annual base salary of $105,000, four weeks paid vacation and participation in all employee pension and welfare benefit plans offered by the Company. In all other respects, Mrs. Norton's employment agreement is identical to Mr. Vanatta's.

     Susan W. Norton, age 52, was appointed Acting Chief Financial Officer on March 24, 2010. She has served as the Company's Vice President of Administration and Compliance since January 14, 2010. Ms. Norton was formerly the Company's Director of Accounting and Administration, a position she was appointed to in November 2009. She joined PSPM in September 2008 as Chief Financial Officer and held that position until July 2009 when she became PSPM's Director of Accounting and Administration. Prior to joining PSPM, during 2003 - 2008, Ms. Norton held a number of accounting positions at Armstrong Atlantic State University (AASU). Her last position with AASU was Director of Accounting and Fiscal Affairs, where she was responsible for all general accounting functions, the student accounting office, the preparation of the annual financial reports and coordination of the financial software system. Ms. Norton is married to William R. Norton, the Company's Executive Vice President and Director.

     The biographies of Lee L. Vanatta, the Company's President and CEO, and William R. Norton, the Company's Executive Vice President and Secretary, are included on pages 9 and 10 above.

   THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR
                                    DIRECTOR

               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

Beneficial  Owners  of  More  than  5%  of  the  Common  Stock:

     The following table shows all persons whom we know to be "beneficial owners" of more than 5% of the outstanding shares of the Common Stock as of April 15, 2010:

Name and Address
of Beneficial Owner                               Number of Shares       Percent of Class (1)
--------------------------------------------- ------------------------ -------------------------
Caesar Capital Group, LLC
1701 W. Northwest Hwy., Suite 110
Grapevine, Texas 76051                                   18,571,430(2)                     6.32%

* Information relating to beneficial ownership of the Common Stock is based upon "beneficial ownership" concepts set forth in ruled of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right o acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1) The percentage is based on 293,730,682 shares of Common Stock outstanding as of April 15, 2010, plus shares of Common Stock that may be acquired by the beneficial owner within 60 days of April 15, 2010, by exercise of options and/or warrants.

(2) Michael Woloshin holds voting and dispositive power for Caesar Capital Group, LLC. Mr. Woloshin is the Managing Member of Caesar Capital Group, LLC.

Stock  Ownership  of  Directors  and  Executive  Officers

     The following chart shows the number of shares of the Common Stock that each executive officer, director and nominee for director of the Company beneficially owned as of April 15, 2010, and the total Common Stock that such persons own as a group*:

Name and Address
of Beneficial Owner                               Number of Shares       Percent of Class (1)
--------------------------------------------- ------------------------ -------------------------
Lee L. Vanatta                                              9,399,062                      3.20%
David Michael Conner                                        306,667(2)                      --**
Bill G. Garlen                                              285,714(3)                      --**
Robert E. James, II                                          28,571(4)                      --**
Peter W. Krull                                              220,000(5)                      --**
Susan W. Norton                                             1,592,209                       --**
William R. Norton                                           8,136,050                      2.77%
Frank A. Slotin                                             449,700(6)                      --**
                                              ------------------------
Total as a group                                           20,417,973                      6.94%

* Information relating to beneficial ownership of the Common Stock is based upon "beneficial ownership" concepts set forth in ruled of the SEC under
     Section 13(d) of the Securities Exchange Act of 1934, ad amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right o acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

**   Less than  1%.

(1) The percentages are based on 293,730,682 shares of Common Stock outstanding on April 15, 2010, plus shares of Common Stock that may be acquired by the beneficial owner within 60 days of April 15, 2010, by exercise of options and/or warrants.
(2)  Includes  200,000  options  to  purchase  Common  Stock.
(3)  Includes  285,714  options  to  purchase  Common  Stock.
(4)  Includes  28,571  options  to  purchase  Common  Stock.
(5) Includes 15,000 shares owned by Mr, Krull's spouse as to which he disclaims beneficial ownership.
(6) Includes 124,500 shares owned by Mr. Slotin's children as to which he disclaims beneficial ownership.

                             EXECUTIVE COMPENSATION

Compensation  of  Executive  Officers

     The following table sets forth the compensation and bonus paid to named executive officers of the Company for the last two fiscal years.

                           Summary Compensation Table
                           --------------------------

                                                                                         Change in
                                                                                           Pension
                                                                                          Value and
                                                                                          Nonquali-
                                                                              Non-Equity    fied
                                                                               Incentive  Deferred       All
                                                                                 Plan     Compensa-     Other
   Name and Principal                                  Stock      Option        Compen-     tion       Compen-
         Position           Year    Salary    Bonus     Awards     Awards       sation    Earnings      sation     Total
           (a)               (b)      (c)      (d)       (e)        (f)          (g)         (h)         (i)        (j)

Lee L. Vanatta, President     2009  $237,335       $0        $0          $ 0          $0          $0          $0   $237,335
 and CEO of the Company       2008  $139,925       $0        $0   $495,694(1)         $0          $0          $0   $635,619

Aaron Fishl Paluch,
Former President and CEO      2009        $0       $0        $0           $0          $0          $0          $0         $0
 of the Company               2008        $0       $0        $0           $0          $0          $0          $0         $0

William R. Norton,
Executive Vice president
 and Secretary of the         2009  $182,885       $0        $0          $ 0          $0          $0          $0   $182,885
 Company                      2008  $199,515       $0        $0   $401,139(1)         $0          $0          $0   $600,654

Gregory J. McClean
Former Chief Financial        2009   $95,517       $0        $0   $127,870(1)         $0          $0          $0   $223,387
 Officer of the Company       2008       $ 0       $0        $0          $ 0          $0          $0          $0         $0

(1) The values were derived based on assumptions discussed in Note 1 to the Company's financial statements for the years ended December 31, 2009 and 2008.

                  Outstanding Equity Awards at Fiscal Year-End
                  --------------------------------------------

                                Option Awards                                        Stock Awards
                                                                                                                   Equity
                                                                                                                  Incentive
                                                                                                        Equity      Plan
                                                                                                      Incentive    Awards:
                                                                                                         Plan     Market or
                                                 Equity                                                Awards:     Payout
                                                Incentive                       Number                Number of   Value of
                                                  Plan                         of Shares    Market     Unearned   Unearned
                                                 Awards:                       or Units    Value of    Shares,     Shares,
                     Number of     Number of    Number of                          of     Shares or    Units or   Units or
                    Securities    Securities   Securities                        Stock     Units of     Other       Other
                    Underlying    Underlying   Underlying   Option             That Have    Stock       Rights     Rights
                    Unexercised   Unexercised  Unexercised Exercise   Option      Not     That Have   That Have   That Have
                    Options(#)    Options (#)   Unearned    Price   Expiration  Vested       Not         Not         Not
       Name         Exercisable  Unexercisable Options (#)    ($)      Date       (#)     Vested ($)  Vested (#) Vested ($)
       (a)              (b)           (c)          (d)       (e)       (f)        (g)        (h)         (i)         (j)

Lee L. Vanatta           500,000           -0-         -0-   $0.250   212/2010       -0-          -0-        -0-         -0-

William R. Norton        300,000                             $0.250   2/1/2010
                        1,500,00                              0.015   9/1/2012
                         450,000                              0.015  1/15/2013
                       2,500,000           -0-        --0-    0.015   3/3/2013       -0-          -0-        -0-         -0-

Gregory J. McLean        300,000                             $0.690   5/1/2013
                         200,000           -0-        --0-   $0.350   9/1/2013       -0-          -0-        -0-         -0-

Section  16(a)  Beneficial  Ownership  Reporting  Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who beneficially own 10% or more of the outstanding shares of Common Stock (the "Reporting Persons") to file reports of ownership and changes of ownership with the SEC and to furnish the Company with copies of
Section 16(a) forms so filed. Based solely on a review of copies of such forms received, the Company believes that all of the Reporting Persons timely met their filing obligations for the fiscal year ended December 31, 2009, except as follows: each of Messrs. Norton, Conner and James filed his Form 3 on March 24, 2010, Mr. Garlen filed his Form 3 on March 29, 2010, and each of Messrs. Lee and Norton filed his Form 4 on March 29, 2010.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company subleased office space on a month to month basis from and paid for marketing expenses incurred on behalf of the Company by United Marketing Company, a related party owned by an officer of the Company. The rent and marketing expenses for 2009 were $1500 and $726, respectively.

     A member of the Board of Directors is also a partner in the Company's primary outside legal counsel. During 2009, the firm billed PSPM and the Company $288,899 in legal fees and forgave past due invoices in the amount of $149,339.

     In January 2009, the Company's President and CEO signed a personal guarantee for the $250,000 convertible debt issued by PSPM on January 27, 2009. During 2009, an officer of the Company loaned PSPM a total of $53,800 of which $18,400 was repaid on August 28, 2009. The loan is payable upon demand and accrues interest at 5% per annum. On November 23, 2009, an officer of the Company loaned $18,867 to the Company for working capital purposes. The loan is payable on demand and bears an interest rate of 12% per annum; at December 31, 2009, its outstanding balance together with accrued interest was $29,942. In December 2009, an officer provided $205,111 in loans to the Company. The loans are payable upon demand and accrue interest at 5% per annum payable quarterly.

     On December 22, 2009, in connection with a refinancing transaction with holders of two $125,000 convertible promissory notes, the Company's President and CEO and certain other officers of the Company assigned, receiving no consideration or any other compensation, a total of 15,000,000 warrants to such noteholders in a private transaction. The exercise price of these warrants was reset and the warrants were immediately exercised, yielding $380,000 in proceeds to the Company during December 2009 and January 2010.

ITEM  2.  -  RATIFICATION  OF  SELECTION  OF  INDEPENDENT  AUDITOR

     You are asked to ratify the Audit Committee's selection of Pender Newkirk & Company LLP, CPAs ("PNC"), as the Company's independent registered public accounting firm for 2010. PNC has audited the accounts of the Company for the year ended December 31, 2009. The Board of Directors considers it desirable to continue the services of PNC.

     On January 18, 2010, the Company engaged PNC as its new independent accountants, commencing with the audit for the fiscal year ended December 31, 2009, and thereby dismissed Davis Accounting Group, PC. The decision to change independent accountants was approved by the Company's Board of Directors.

     The reports of Davis Accounting Group PC for the year ended December 31, 2008 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle. The report of Davis Accounting Group PC on the Company's financial statements for the year ended December 31, 2008 did however contain explanatory paragraphs describing an uncertainty about the Company's ability to continue as a going concern.

     In connection with the audit for the fiscal year ended December 31, 2008 and all interim periods preceding the dismissal, there have been no disagreements with Davis Accounting Group, PC, on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davis Accounting Group, PC, would have caused them to make reference thereto in their report on the financial statements for such year.

     During the fiscal year ended December 31, 2007 and to January 14, 2010, the Company had not consulted with PNC on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements, or the subject matter of a disagreement or reportable event with the former auditor.

     Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Company's independent registered public accounting firm to be engaged, retained, and supervised by the Audit Committee, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of PNC for ratification by stockholders as a matter of good corporate practice.
The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the ratification of the selection of PNC as the Company's independent registered public accounting firm for the current fiscal year.

Fees  Paid  to  the  Independent  Registered  Public  Accounting  Firm

     The fees billed by PNC for professional services rendered to the Company during 2009 are set forth below. The Audit Committee has concluded that the provision of non-audit services by the independent registered public accounting firm to the Company did not and does not impair or compromise the auditors' independence.

                                                           2009
                                                      --------------
                     Audit Fees                             $113,174
                     Audit-Related Fees                          -0-
                     Tax fees                                  7,564
                     All Other Fees                              -0-
                                                      --------------
                     Total                                  $120,738

Pre-Approval of Services Provided By the Independent Registered Public Accounting Firm.

     The Audit Committee has responsibility for appointing, setting compensation for and overseeing the work of the Company's independent registered public accounting firm and has established a policy concerning the pre-approval of services performed by the Company's independent registered public accounting firm. Each proposed engagement not specifically identified by the SEC as impairing independence is evaluated for independence implications prior to entering into a contract with the independent registered public accounting firm for such services. The Audit Committee has approved in advance certain permitted services whose scope is consistent with auditor independence. These services are (i) services associated with SEC registration statements, other documents filed with the SEC or other documents issued in connection with securities offerings (for example, comfort letters or consents), (ii) consultations related to adoption of new accounting or auditing pronouncements, disclosure requirements or other accounting related regulations and (ii) audits of employee benefit plans, if any. If the project is in a permitted category;
it is considered pre-approved by the Audit Committee. All other services require specific pre-approval by the Audit Committee. On a quarterly basis, the Audit Committee reviews a summary listing all service fees, along with a reasonably detailed description of the nature of the engagement.

     All audit services performed by PNC in fiscal year 2009 were pre-approved by the Audit Committee.

     Representatives  of  PNC  intend  to  be  present  at  the  Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PENDER NEWKIRK & COMPANY LLP, CPAS, AS THE COMPANY'S INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     Management of the Company knows of no matters other than those above that are to be brought before the 2010 Annual Meeting. However, if any other matter should be presented for consideration and voting at the Annual Meeting or any adjournment thereof, it is the intention of the proxy holder to vote the Proxy in accordance with his judgment of what is in the best interest of the Company.

                    INFORMATION ABOUT STOCKHOLDER PROPOSALS

     Under the rules of the SEC, if a stockholder wishes the Company to include a proposal in the proxy statement and form of proxy for presentation at the 2011 Annual Meeting of Stockholders, the proposal must be received by the Company at its principal executive offices by not less than 120 calendar days in advance of May 1, 2011, or not later than December 1, 2010. The proposal should be sent to the attention of the Secretary of the Company.

     Under the Company's Bylaws, if you wish to nominate directors or bring other business before the 2011 Annual Meeting without such item being included in the Company's 2011 Proxy:

     - You must notify the Secretary in writing not less than 30 days before the Annual Meeting.

     - If the Company gives you fewer than 40 days' notice or prior public disclosure of the meeting date, however, you must notify the Secretary of the Company within 10 days after the notice of the meeting date was mailed or publicly disclosed.

     - Your notice must contain the specific information that the Company's Bylaws require.

     Please note that these requirements relate only to matters that you wish to bring before your fellow stockholders at an Annual Meeting. They are separate from the SEC's requirements to have your proposal included in the Company's proxy statement.

     If you would like a copy of the Company's Bylaws, the Company will send you one without charge at your request.

                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                              /S/ Lee L. Vanatta
                              ----------------------------------------
                              Lee L. Vanatta
                              President and Chief Executive Officer

                                     PROXY


PURESPECTRUM, INC.                    THIS PROXY IS SOLICITED ON BEHALF OF THE
340 Eisenhower Drive                  BOARD OF DIRECTORS. The undersigned hereby
Building 600, Suite 610               appoints Lee L. Vanatta, as Proxy with the
Savannah, GA 31406                    power to appoint his substitute, and
                                      hereby authorizes him to represent and to vote as designated below all the shares of the common stock of PureSpectrum, Inc.
                                      held of record by the undersigned on April
                                      30, 2010, at the Annual Meeting of
                                      Stockholders to be held on June 8, 2010, or any adjournment thereof.

A. ELECTION OF DIRECTORS (The Board of Directors recommends a vote "FOR" all nominees listed below.)

[ ] FOR all nominees listed below   [ ] WITHHOLD AUTHORITY       [ ] ABSTAIN
 (except as marked to the contrary  for all nominees listed
 below)                             below.

 Lee L. Vanatta                     Robert E. James, II
 David Michael Conner               William R. Norton
 Bill G. Garlen                     Frank A. Slotin
 Peter W. Krull

 (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

B. RATIFICATION OF PENDER NEWKIRK & COMPANY LLP, CPAS, (The Board of Directors recommends a vote "FOR" ratification of Pender Newkirk & Company LLP, CPAs as the Company's independent registered public accounting firm for the year 2010.


[ ] FOR ratification of Pender        [ ] AGAINST        [ ] ABSTAIN
 Newkirk & Company, LLP, CPAs
 as the Company's independent
 registered public accounting
 firm for the fiscal year 2010.

C.     IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.        [ ] YES   [ ] NO

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of all listed nominees and, at the Proxy's direction, on any other matter that may properly come before the Annual Meeting. Please sign exactly as name appears below. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, SIGN, DATE AND RETURN THE  __________________________________, 2010
PROXY CARD PROMPTLY USING THE ENCLOSED  Date
ENVELOPE.                               _______________________________________
                                        Signature
                                        _______________________________________
                                        Signature if held jointly

                                   ADDENDUM 1

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                               PURESPECTRUM, INC.
I.     PURPOSE  AND  AUTHORITY

     The Audit Committee (the "Committee") is designated by the Board of Directors (the "Board") of PureSpectrum, Inc. (the "Company") for the purposes of:

     1. assisting the Board in fulfilling its responsibilities for general oversight of (i) the accounting and financial reporting processes of the Company and audits of its financial statements, including the integrity of the Company's financial statements, financial reporting process and systems of internal controls; (ii) compliance with the Company's policies and procedures and with legal and regulatory requirements applicable to the Company; (iii) the outside auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and outside auditors;

     2. providing an avenue of communication among the outside auditors, management, the internal auditing department and the Board;

     3. reviewing areas of potential significant financial risk to the Company; and

     4. preparing a report as required by the proxy rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

     The Committee has the authority to conduct any investigations or inquiries it deems appropriate to fulfilling its responsibilities, and has direct access to the outside auditor as well as the internal audit department and any employees of the Company. The Committee also has the authority to engage independent counsel, accountants and such other advisors as it deems necessary to carry out its duties. The Company must provide appropriate funding, as determined by the Committee, for the payment of: (i) compensation to any outside auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any independent counsel, accountants or other advisors engaged by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     The Committee may (i) adopt policies and procedures for the pre-approval, as required by Section 10A(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of audit and non-audit services to be provided to the Company by the outside auditor, provided the policies and procedures are detailed as to the particular service and the Committee is informed of such service and that such policies and procedures do not include the delegation of the Committee's responsibilities to management; and (ii) delegate to a designated Member or Members of the Committee (the "Members") the authority to pre-approve any such audit and non-audit services, so long as any such approvals by such Member or Members are disclosed to the Committee at its next scheduled meeting.

II.     COMPOSITION  AND  MEETINGS

     The Committee shall have at least three (3) Members and shall be composed entirely of independent directors within the meaning of Section 10A(m) of the Exchange Act, Rule 10A-3(b)(1) of the SEC and the applicable rules of any market on which securities of the Company may be listed for trading. All Members shall be financially literate, as interpreted by the Board, and, not later than February 28, 2011, at least one Member shall be an "audit committee financial expert" as defined in the rules and regulations of the SEC. In addition, a Member may not serve on more than two other public company audit committees unless the Board determines that such simultaneous service would not impair the ability of the Member to serve effectively on the Committee.

     Members shall be appointed by, and serve at the pleasure of, the Board. The Board may designate one Member to serve as the Committee chair (the "Chair"). If no such person is so designated, the Committee may designate the Chair.

     The Committee shall meet as frequently as circumstances dictate. In advance of any meeting, the Chair shall approve and cause to be distributed an agenda, which shall be developed in consultation with management, the director of the internal audit department, the outside auditor, the independent counsel, if any, and the Members. A majority of the Members shall constitute a quorum, and the action of a majority of the Members at a meeting at which a quorum is present will be the action of the Committee.

     The Committee shall meet in separate executive sessions and also periodically in private sessions with management, the director of the internal auditing department and the outside auditor. The Committee may ask members of management or others to attend its meetings and provide pertinent information as necessary.

III.     RESPONSIBILITIES  AND  DUTIES

     A.     Review  Procedures

          1. The Committee shall review and reassess the adequacy of this Charter at least annually. Also, the Committee shall submit this Charter and any changes to the Board for approval.

          2. The Committee shall meet with management and the outside auditor to discuss the Company's annual financial statements and the report of the outside auditor thereon to be included in the Company's Annual Report on Form 10-K, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." The Committee shall review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61") and any significant issues encountered in the course of the audit work, including: (a) any restrictions on the scope of activities or on access to required information; (b) the adequacy of internal controls; (c) any significant disagreements with management; and (d) any audit problems or difficulties with management's response. Following such review and discussions, if so determined by the Committee, it shall recommend to the Board that the annual financial statements be included in the Company's annual report.

          3. The Committee shall meet with management and the outside auditor to discuss the Company's interim financial results to be included in each of the Company's Quarterly Reports on Form 10-Q, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Each such review shall include any matters required to be discussed by SAS No. 61 and any significant changes to the Company's accounting principles, and shall occur prior to the filing of each Quarterly Report on Form 10-Q.

          4. The Committee shall review the types and presentations of information to be included in the Company's earnings press releases (paying particular attention to any use of "proforma" or "adjusted" non-GAAP information) and other public dissemination, discuss the earnings press releases and review any financial information and earnings guidance provided by the Company to analysts and rating agencies.

          5. The Committee shall also review: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the outside auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

          6. The Committee shall instruct the outside auditor to report to the Committee on all critical accounting policies and practices of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the outside auditor, and other material written communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences, and shall discuss the same with the outside auditors and management.

          7. The Committee shall discuss guidelines and policies of the Company with respect to risk assessment and risk management.

          8. The Committee shall review all related-party transactions and potential conflict of interest situations where appropriate.

          9. The Committee shall conduct an annual self-evaluation of its performance.

     B.     Outside Auditor

          1. The Committee shall appoint the outside auditor, recommend (if appropriate) ratification of that appointment by the Company's shareholders, approve all audit fees and terms, oversee the work of any outside auditor appointed by the Company (including resolution of any disagreements between management and the outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, evaluate the performance of the outside auditor and, if so determined by the Committee, replace the outside auditor; it being acknowledged that the outside auditor is accountable and must report directly to the Committee and ultimately to the Board, as representatives of the stockholders.

          2. At least annually, if required under applicable law, the Committee shall obtain and review a report by the outside auditor describing: (a) the firm's internal quality-control procedures;
               (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (c) all relationships between the outside auditor and the Company in order to assess the auditor's independence.

          3. The Committee shall receive and evaluate the written disclosures and the letters that the outside auditor is required, under the applicable requirements of the Public Company Accounting Oversight Board to deliver to the Committee regarding its independence, discuss with the outside auditor any disclosed relationships or services that may impact its objectivity and independence and, if so determined by the Committee as part of its evaluation, take, or recommend that the Board take, appropriate action concerning independence of the outside auditor.

          4. The Committee shall approve, in advance of their performance, all audit services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services (including tax services) to be provided to the Company by its outside auditor; provided, however, that the Committee shall not approve any of the following non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption or except as otherwise permitted by the rules and regulations of the SEC: (a) bookkeeping or other services related to the accounting records or financial statements of the Company;

          (b)  financial  information  systems  design  and  implementation;

          (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

          (d)  actuarial  services;

          (e)  internal  audit  outsourcing  services;

          (f)  management  functions  or  human  resources;

          (g) broker or dealer, investment adviser, or investment banking services;

          (h)  legal services  and  expert  services  unrelated  to  the  audit;
               and

          (i)  any other  service  that  the  Public  Company  Accounting
               Oversight  Board  determines,  by  regulation,  is impermissible.

          5. The Committee shall set clear hiring policies for employees or former employees of the outside auditor.

     C.     Internal Audit Function

          1. The Committee shall review the budget, plans, organizational structure and qualifications of the internal audit function, as needed.

          2. The Committee shall review significant reports prepared by the internal audit function, together with management's response thereto and follow-up to these reports. In the event that such reports concern any significant exposures, fraud or regulatory noncompliance, this review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

          3. The Committee shall appoint the leadership of the internal audit function, approve all compensation and evaluate its performance.

     D.     Other Responsibilities

          1. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

          2. The Committee shall oversee the development of, and recommend for adoption by the Board, a code of business conduct and ethics for employees, officers and directors as required by the applicable rules of any market on which securities of the Company may be listed for trading, periodically review and assess the code of business conduct and ethics and recommend modifications to the Board as appropriate.

          3. The Committee shall maintain minutes of its meetings and report to the Board regularly on the activities of the Committee.

          4. The Committee shall provide for the education and training of the Members, as needed.

          5. The Committee shall perform all such other duties and responsibilities as it deems necessary and appropriate to accomplish the foregoing or as may be assigned from time to time by the Board.

                                              Approved by the Board of Directors

                                              Date: March 24, 2010